EXHIBIT 10.10



                                DEED CONSTITUTING



                           THE MIH LIMITED SHARE TRUST



                                     between

                                   MIH Limited

                                       and

                         Ernst & Young Trustees Limited

                                TABLE OF CONTENTS

1.    PURPOSE................................................................  3
2.    DEFINITIONS AND INTERPRETATION.........................................  3
3.    CREATION AND ADMINISTRATION OF THE TRUST...............................  9
4.    APPOINTMENT OF TRUSTEES................................................ 10
5.    POWERS OF TRUSTEES..................................................... 10
6.    DUTIES OF TRUSTEES..................................................... 10
7.    PRIVILEGES, EXEMPTIONS AND INDEMNITIES OF TRUSTEES..................... 11
8.    FURNISHING OF SECURITY BY  TRUSTEES.................................... 11
9.    TERMINATION OF TRUST................................................... 11
10.      ALLOCATION AND ALLOTMENT OF SHARES TO THE TRUST..................... 12
11.      FINANCIAL ASSISTANCE................................................ 13
12.      OFFER OF SHARES OR GRANT OF OPTIONS................................. 15
13.      OFFERS.............................................................. 15
14.      RIGHTS AND OBLIGATIONS UNTIL PURCHASE PRICE PAID.................... 16
15.      PAYMENT OF PURCHASE PRICE........................................... 17
16.      OBLIGATIONS OF BENEFICIARIES VIS-A-VIS TRUSTEES..................... 19
17.      EFFECT OF PAYMENT OF FULL PURCHASE PRICE............................ 19
18.      GRANT, EXERCISE AND LAPSE OF OPTIONS................................ 20
19.      EFFECT OF SALE OF SCHEME SHARES..................................... 22
20.      EFFECT OF CESSATION OF A BENEFICIARY'S EMPLOYMENT................... 23
21.      CANCELLATION OF SALE BY REASON OF NON-PAYMENT....................... 24
22.      CANCELLATION OF TRANSACTIONS AND REPURCHASE OF SCHEME SHARES........ 24
23.      RIGHTS ISSUES....................................................... 25
24.      CAPITALISATION ISSUES AND REDUCTIONS OF CAPITAL IN SPECIE........... 26
25.      ADJUSTMENTS IN EVENT OF CERTAIN TRANSACTIONS AND LIQUIDATION
            OF THE COMPANY .................................................. 27
26.      TAKEOVER OF COMPANY................................................. 28
27.      DISCLOSURE BY COMPANY IN ANNUAL FINANCIAL STATEMENTS................ 30
28.      AMENDMENTS OF SCHEME................................................ 30
29.      DISPUTES............................................................ 30
30.      ADDRESSES........................................................... 30
31.      ISSUES OF SHARES TO ANY PERSON...................................... 32
32.      DETERMINATION OF MARKET VALUE OF SCHEME SHARES...................... 32
33.      EMPLOYMENT RIGHTS................................................... 33
34.      PROPER LAW.......................................................... 33
35.      CHANGE OF PROPER LAW................................................ 33
36.      ACTS OF THE COMPANY................................................. 34
37.      DEEMING PROVISION................................................... 34
SCHEDULE..................................................................... 36
PART 1....................................................................... 36
PART II...................................................................... 38
PART III..................................................................... 43
PART IV...................................................................... 44
PART V....................................................................... 47
PART VI...................................................................... 48
PART VII..................................................................... 52
PART VIII.................................................................... 55

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This Deed is made on March 25, 1999 between

(1) MIH Limited, a company incorporated in the British Virgin Islands, of 3rd Floor, Abbot Building, Main Street, Road Town, Tortola, British Virgin Islands (the "Company"); and

(2) Ernst & Young Trustees Limited, a company incorporated in Jersey, of Le Gallais Chambers, 54 Bath Street, St Helier, Jersey, Channel Islands JE4 8YD (the "Original Trustee").

                              PART I - INTRODUCTION

1.     PURPOSE

       1.1. The Company currently conducts, through its direct and indirect Subsidiaries, pay television, internet and related technology businesses in Africa, the Middle East, Europe, South-East Asia and North America.

       1.2. This Scheme is intended to advance the interests of the Group and its shareholders by attracting and retaining Employees who are able to contribute to the successful management and growth of the Group and to stimulate the personal involvement of these Employees in the advancement of the Group, thereby encouraging their continued service with the Group. Accordingly, the Trustees may, from time to time, award Offers and Options to such Employees as may be selected in the manner provided in this Scheme.

2.     DEFINITIONS AND INTERPRETATION

       In this Deed -

       2.1. clause headings are inserted for convenience only and shall not be taken into account in its construction;

       2.2. unless the context clearly indicates a contrary intention, an expression which denotes any one gender includes the other genders, a natural person includes a juristic person and vice versa, the singular includes the plural and vice versa and the following expressions bear the meanings assigned to them


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              below and cognate expressions bear corresponding meanings -

              "Acquisition Price"         -  the price defined as such in
                                             clause 19.1;

              "the Act"                   -  The International Business
                                             Companies Ordinance No.8 of 1984 of
                                             the British Virgin Islands and any
                                             statutory amendment or re-enactment
                                             thereof;

              "Awards"                    -  the awards, referred to in clause
                                             1.2, which may be granted to
                                             selected Employees in terms of this
                                             Scheme;

              "Bankers"                   -  such international investment bank
                                             as shall be appointed by the
                                             Company as and when the bank is
                                             required to perform any function
                                             in terms of this Deed;

              "Beneficiary"               -  any Employee who has accepted an
                                             Offer or an Option, provided that
                                             for so long as an Employee is a
                                             resident of Jersey, he shall not be
                                             eligible to become a Beneficiary in
                                             terms of the Scheme;

              "Capitalisation Issue"      -  the issue of Shares on a
                                             capitalisation of the Company's
                                             profits and/or reserves (including
                                             its share premium account and
                                             capital redemption reserve fund);

              "Capitalisation Share"      -  a fully paid Share allotted, in a
                                             Capitalisation Issue, in respect of
                                             a Scheme Share and any further
                                             fully paid Share similarly allotted
                                             in respect of the Capitalisation
                                             Share, during the time that the
                                             Share to which it is linked in
                                             terms of clause 24.2 is a Scheme
                                             Share;


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              "Deed"                      -  this trust deed, including the
                                             Schedule;

              "Deed of Adherence"         -  an agreement between the Company,
                                             the Trustees and a Subsidiary,
                                             substantially in the form set out
                                             in Part VIII of the Schedule, in
                                             terms whereof such Subsidiary
                                             agrees to be bound to the terms and
                                             conditions of this Agreement to the
                                             extent that it relates to
                                             Subsidiaries;

              "Discretion"                -  a sole, absolute and unfettered
                                             discretion;

              "Employee"                  -  an employee (including an executive
                                             director and a consultant) of the
                                             Company or of a Subsidiary of the
                                             Company which will have agreed to
                                             be bound by the terms and
                                             conditions of this Agreement by
                                             executing a Deed of Adherence and,
                                             unless the context clearly
                                             indicates a contrary intention, the
                                             term "Employee" also includes the
                                             Employees' Trust, in relation to an
                                             employee who is a beneficiary
                                             thereunder, and "Employment" has a
                                             corresponding meaning;

              "Employees' Trust"          -  a discretionary trust or trusts
                                             created by the Company or the
                                             Trustees, the beneficiaries of
                                             which shall be some or all of those
                                             Employees (and their respective
                                             spouses, dependants, descendants
                                             and/or nominees) for whose benefit
                                             the Trustees have made Offers or


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                                             granted Options to the Employees'
                                             Trust, which Offers or Options
                                             could, in terms hereof, have been
                                             made or granted directly to the
                                             Employees concerned;

              "Exercise Price"            -  the price defined as such in clause
                                             18.1.1;

              "Executor"                  -  the person in any applicable
                                             jurisdiction, who administers a
                                             deceased person's estate;

              "Group"                     -  the Company and its Subsidiaries;

              "Market Value"              -  the market value per Scheme Share
                                             on a date as calculated in
                                             accordance with the provisions set
                                             out in clause 32;

              "Offer"                     -  an offer made under the Scheme
                                             to an Employee to purchase Shares
                                             from the Trust;

              "Offer Date"                -  the date, stipulated as such in the
                                             written notification (referred to
                                             in clause 13.1) from the Trustees
                                             to an Employee, being the date on
                                             which an Offer is made (or, if such
                                             date is earlier than the date of
                                             such written notification, is
                                             deemed to have been made) to such
                                             Employee in terms of the Scheme;

              "Option"                    -  an option granted under the Scheme
                                             to an Employee, which, when
                                             exercised in respect of any Scheme
                                             Shares to which the option relates,
                                             will result in a sale of such
                                             Scheme Shares by the Trust to the
                                             Beneficiary;

              "Option Date"               -  the date, stipulated as such in the
                                             written notification (referred to
                                             in clause 18.1.1) from the Trustees
                                             to an Employee, being the date on
                                             which an Option is granted (or, if
                                             such date is earlier than the date
                                             of such written notification, is
                                             deemed to have been granted) to
                                             such Employee in terms of the
                                             Scheme;


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                                             to an Employee;

              "Purchase Price"            -  the price defined as such in clause
                                             13.1;

              "Put and Call Option"       -  an agreement between the Trustees
                                             and a Beneficiary in the form (or
                                             substantially in the form) set out
                                             in Part VI of the Schedule (in
                                             relation to Scheme Shares acquired
                                             pursuant to an Offer) or Part VII
                                             of the Schedule (in relation to
                                             Scheme Shares acquired on the
                                             exercise of an Option);

              "Record Date"               -  the close of business on the date
                                             the register of the Company will be
                                             closed to determine entitlement to
                                             participate in a Rights Issue,
                                             Capitalisation Issue or a Reduction
                                             of Capital, as the case may be;

              "Reduction of Capital"      -  a reduction of the Company's share
                                             capital, including a reduction of
                                             the Company's share premium account
                                             or capital redemption reserve fund;

              "Reserved Share"            -  a Scheme Share which a Beneficiary
                                             has undertaken to purchase, or has
                                             purchased, from the Trustees in
                                             terms of clause 13 or which a
                                             Beneficiary has an Option to
                                             purchase, in each case until such
                                             Beneficiary has acquired ownership
                                             and has paid the full Acquisition
                                             Price of the Scheme Share;

              "Rights Issue"              -  the offer of any securities of the


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                                             Company or of any other body
                                             corporate to all holders of Shares,
                                             pro rata to their holdings at the
                                             Record Date;

              "Schedule"                  -  the schedule to this Deed;

              "Scheme"                    -  the share incentive scheme set out
                                             in this Deed, as it may be amended
                                             from time to time in accordance
                                             with the terms hereof;

              "Scheme Share"              -  the Shares referred to in clause
                                             10.1, including Capitalisation
                                             Shares and Rights Issue Shares;

              "SE"                        -  any Stock Exchange on which Shares
                                             are listed;

              "Security Agreement"        -  the security agreement referred to
                                             in Part III of the Schedule;

              "Shares"                    -  shares in the capital of the
                                             Company, of whatever class;

              "Statutes"                  -  any applicable statutes, laws,
                                             rules or regulations which have
                                             force of law and which relate to or
                                             affect the performance by the
                                             Trustees of their duties and
                                             functions under the Scheme;

              "Subsidiary"                -  any company which is a subsidiary
                                             of the Company within the meaning
                                             of the Act, as well as any company
                                             which the Trustees from time to
                                             time declare, in their Discretion,
                                             to be a subsidiary of the


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                                             Company for the purposes of this
                                             Deed and the Scheme;

              "Trust"                     -  the MIH Limited Share Trust
                                             constituted in terms of this Deed;

              "Trustees"                  -  includes the Original Trustee and
                                             any trustee(s) succeeding or
                                             substituted for the Original
                                             Trustee or any additional or
                                             subsequent trustees at any time,
                                             holding office as such in terms of
                                             this Deed;

              "Unreserved Share"          -  a Scheme Share which is not a
                                             Reserved Share;

              "Year"                      -  the Company's financial year;

       2.3. except where the context requires otherwise, references to statutory provisions shall be construed as references to those provisions as respectively amended or re-enacted or as the application is modified by other provisions (whether before or after the date hereof) from time to time.

                       PART II - CONSTITUTION OF THE TRUST

3.     CREATION AND ADMINISTRATION OF THE TRUST

       3.1. The MIH Limited Share Trust is hereby constituted as a trust under the laws of the Island of Jersey, which trust shall be implemented and administered by the Trustees for the purposes and in the manner set out herein.

       3.2. The Trustees shall, subject to the provisions of this Deed, be entitled to establish such rules and regulations as they, in their Discretion, deem necessary for the proper administration of the Scheme and to make such determinations and interpretations and to take such ancillary steps in


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              connection therewith as they deem necessary or desirable. Without limiting the generality of the aforegoing, the Trustees shall have the authority, inter alia, to select, after having received a recommendation from the Company to that effect, Employees to participate in the Scheme, to determine the Awards to be granted to an Employee, to grant Awards singly, in combination, or in tandem, and to do all things and to take such actions as may be necessary for the proper operation of the Scheme in accordance with the provisions hereof.

       3.3. As between the Trustees, on the one hand, and the Company and the Beneficiaries respectively, on the other hand, the determinations of the Trustees in the implementation and administration of the Scheme shall be final and conclusive.

       3.4. The Trustees may delegate to one or more persons or committees some or all of the powers exercisable by them in terms of this Deed on such terms and for such periods as they deem fit, and may revoke any appointment and vary the terms of any delegation.

4.     APPOINTMENT OF TRUSTEES

4.1. The Original Trustee is appointed as trustee of the Trust and it does, by its signature of this Deed, accept such appointment.

4.2. The provisions of Part I of the Schedule shall apply to the cessation of office and succession of Trustees.

5.     POWERS OF TRUSTEES

       5.1. The Trustees shall have the powers set out in Part II of the Schedule.

       5.2.   A Trustee may not be or become a Beneficiary.

6.     DUTIES OF TRUSTEES

       The Trustees shall have the duties set out in Part III of the Schedule.


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7.     PRIVILEGES, EXEMPTIONS AND INDEMNITIES OF TRUSTEES

       A Trustee shall enjoy the privileges, exemptions and indemnities set out in Part IV of the Schedule.

8.     FURNISHING OF SECURITY BY TRUSTEES

       If, for any reason, a Trustee is at any time required to furnish security for his duties, the costs from time to time of doing so shall be recoverable from the Trust.

9.     TERMINATION OF TRUST

       9.1.   The Scheme shall terminate and wind up in accordance with clauses
              9.2 and 9.3 on the first to occur of the following -

              9.1.1. the Trustees determining that the Scheme is insolvent or receiving advice to that effect and the Trustees thereupon deciding to terminate and wind up the Scheme; or

              9.1.2. the Company directing the Trustees that the Scheme be wound up; or

              9.1.3. the Company being dissolved or ceasing to carry on business
                     (unless its successor or successors in business shall take the place of the Company for all the purposes of the Scheme); or

              9.1.4. the one hundredth anniversary hereof.

              Upon such termination, the Trustees shall notify each Beneficiary thereof in writing.

       9.2. Upon termination, the Trustees shall realise the assets of the Trust, wind up the affairs of the Trust and pay over to the Company any surplus funds (after discharging all liabilities) remaining in the Trust.

       9.3. Should the amount paid by the Trustees to the Company in terms of clause 9.2 fall short of the full indebtedness of the Trust to the Company and its Subsidiaries, the Trustees shall be relieved of all liability for such shortfall, which shall constitute a loss to be borne by the Company and the Subsidiaries in such proportions as the Company in its Discretion determines to be


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              equitable.

       9.4. When the Trustees have disposed of all the assets of the Trust in accordance with this Deed, the Scheme shall be terminated and the Trustees shall be discharged from the trusts thereof without the necessity of written discharges or resignations.

                PART III - COVENANTS BY COMPANY AND SUBSIDIARIES

10.    ALLOCATION AND ALLOTMENT OF SHARES TO THE TRUST

       10.1. The shares subject to the Scheme shall be Class "A" ordinary Shares. The Company shall, as and when the Trustees make an Offer to an Employee or an Employee exercises an Option, in respect of a particular number of Shares, allot and issue to the Trustees, for the purpose of the Scheme, the same number of Shares at a price which is equal to the Acquisition Price payable by the Employee for such Shares, provided that such Shares, when added to the number of Scheme Shares then issued hereunder, shall not, at any time, represent more than 10% (ten per cent) of the total issued share capital of the Company from time to time.

       10.2. Notwithstanding the provisions of clause 10.1, the Trustees may, in any case, arrange for the direct allotment and issue of Scheme Shares to a Beneficiary who has accepted an Offer or exercised an Option.

       10.3. The Shares referred to in clauses 10.1 and 10.2 shall be allotted and issued subject to the provisions of this Deed and each such allotment shall, without limiting the generality of the aforegoing, be upon the basis that -

              10.3.1. the Shares will upon acquisition by the Trustees (pursuant to clause 10.1) or the Beneficiaries (pursuant to clause 10.2) become Scheme Shares;

              10.3.2. Scheme Shares may only be disposed of in terms of this Deed; and

              10.3.3. Scheme Shares and any Capitalisation Shares linked thereto (whether


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


                       subject to an Offer or an Option or not) shall participate in money or assets distributed in a Reduction of Capital, Capitalisation Issue or Rights Issue and in all dividends declared from time to time by the Company.

       10.4. Whenever the Trustees acquire any Shares other than in terms of clause 10.1, the Company shall treat the acquisition as if it were made in terms of such clause and the provisions of clause 10.3 shall apply to all Shares so acquired.

11.    FINANCIAL ASSISTANCE

       11.1. Upon every issue of Shares in terms of clause 10, and whenever the Trustees propose to acquire any other Shares for the purpose of the Scheme (including Shares acquired in terms of a Rights Issue), an amount equal to the total consideration payable on account of those Shares shall be lent and advanced to the Trustees, in terms of the further provisions hereof, as and when the Trustees become obliged to pay the consideration, except to the extent that the Trustees have funds available for this purpose.

       11.2. The person to lend and advance monies to the Trustees in terms of clause 11.1 shall be -

              11.2.1. the Company, insofar as those Shares are offered or any Option is granted in respect thereof, to Employees of the Company or, in relation to those Employees, to the Employees' Trust, or

              11.2.2. a Subsidiary of the Company, insofar as those Shares are offered or any Option is granted in respect thereof, to Employees of that Subsidiary or, in relation to those Employees, to the Employees' Trust, provided that until it is determined to whom, or for whose benefit, the Shares will be offered or an Option in respect thereof will be granted, the Company shall lend and advance the monies required for those Shares and if any Shares are thereafter offered to an Employee of a Subsidiary (or, in relation to that Employee, to the Employees' Trust), or an Option is granted in respect thereof to such Employee (or, in relation to such Employee, to the


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              Employees' Trust), that Subsidiary shall advance the monies concerned to the Trustees who shall use those monies to repay, pro tanto, their indebtedness to the Company.

       11.3. The Company and/or the Subsidiaries falling within the ambit of clause 11.2.2 shall lend and advance to the Trustees, as and when required by them, monies for the proper execution of their duties as such, including, without derogating from the generality of the aforegoing -

              11.3.1. for payment of any disbursements and expenditure incurred by them in their capacity as Trustees;

              11.3.2.  for payment of amounts due in terms of clause 8;

              11.3.3. for payment of any amount in respect of which they have been lawfully indemnified pursuant to the terms of clause 7;

              11.3.4. for lending to a Beneficiary the amount of any income or other tax or the amount required to subscribe for Rights Issue Shares pursuant to clauses 15.2 and 19.3.2 respectively; and

              11.3.5. for payment of the purchase price of Scheme Shares acquired pursuant to the provisions of clause 26.2, paragraph 4 of Part V of the Schedule or the Put and Call Option respectively.

       11.4. Loans to the Trustees in terms of clauses 12.1, 12.2 and 12.3 shall -

              11.4.1. bear interest at such rate as may be agreed between the lender concerned and the Trustees, from time to time; and

              11.4.2. be repaid from amounts received by the Trustees in terms of clause 17 or clause 18 which are surplus, after discharging all liabilities then due, to the Trust's requirements for the ensuing period of 6 (six) months.

                      PART IV - PARTICIPATION BY EMPLOYEES


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12.    OFFER OF SHARES OR GRANT OF OPTIONS

       12.1.  The Trustees may from time to time, in accordance with clauses
              13.1 and 18.1, (and in accordance, furthermore, with any recommendations from the Company in that regard and after consultation with the Employees concerned) make Offers of or grant Options in respect of Shares to named Employees, or, in relation to such Employees, to the Employees' Trust.

       12.2. The Trustees may not, pursuant to the Scheme, grant to, or for the benefit of, any one Employee Awards in respect of which the aggregate number of Scheme Shares exceeds one (1)% of the Company's total issued share capital at that time.

       12.3. An Offer or Option shall be personal to and be capable of acceptance only by the Employee to whom it is addressed; provided that the Trustees may, in their Discretion and subject to such terms and conditions as they may impose, permit the assignment of any rights under any Offer or Option (including, without limitation, rights arising pursuant to the acceptance or exercise, as the case may be, by the Employee) to the trustee(s) of any trust; provided further, however, that, notwithstanding any such assignment, the Employee in question (or, in the case of such Employee's death, his Executor) shall remain liable for all obligations of a Beneficiary hereunder and shall be the only person recognised by the Trustees as being entitled to enforce any of a Beneficiary's rights, in terms of the Scheme.

13.    OFFERS

       13.1. Every Offer made to an Employee under this Scheme shall be made in writing by the Trustees to the Employee, and shall specify, inter alia, the name of the Employee to whom, or for whose benefit, the Offer is made, the Offer Date, the number of Scheme Shares offered and the Market Value of the Scheme Shares to which the Offer relates on the Offer Date ("Purchase Price").

       13.2. An Offer shall be accepted in writing, in such form as the Trustees may


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              stipulate, and be delivered to the Trustees within 14 (fourteen)
              days after the date of the written notification in terms of clause 13.1, failing which it shall lapse.

       13.3.  Any acceptance of an Offer shall -

              13.3.1. specify the number of Shares in respect of which an Offer is accepted, which shall be the whole or a lesser number of the number of Scheme Shares to which the Offer relates;

              13.3.2.  specify an address for the purpose of clause 30;

              13.3.3. be accompanied by a duly executed Security Agreement and also by a duly executed Put and Call Option, in each case in respect of the Scheme Shares specified in accordance with clause 13.3.1;

              13.3.4. otherwise be subject to and governed by the provisions of this Deed.

14.    RIGHTS AND OBLIGATIONS UNTIL PURCHASE PRICE PAID

       Until the full Purchase Price of any Scheme Shares has been paid to the Trustees -

       14.1. all such Scheme Shares and all Capitalisation Shares linked thereto shall be registered as provided in clause 2 of Part III of the Schedule. If, however, the Trustees will have transferred the Scheme Shares to the Beneficiary (by registration in the name of the Beneficiary) on or after acceptance of the Offer (but before payment of the full Purchase Price), then ownership of the Scheme Shares and all Capitalisation Shares linked thereto shall, subject to the provisions of the Security Agreement executed by such Beneficiary, vest in such Beneficiary; provided that the Trustees and a Beneficiary may agree that, instead of adopting the aforesaid procedure, registration of transfer of the Scheme Shares to the Beneficiary shall not take place on acceptance of the Offer but only against payment of the full Purchase Price and that, on such registration of transfer, ownership of the Scheme Shares and all Capitalisation Shares linked thereto shall, subject to the provisions of the Security Agreement, vest in the Beneficiary;


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       14.2.  a Beneficiary shall, after having taken transfer of such Scheme
              Shares, be entitled, subject to clause 15.4, to dividends declared and to Capitalisation Issues and Rights Issues in respect thereof and money or assets distributed pursuant to a Reduction of Capital;

       14.3. subject to clause 14.2, those Scheme Shares and all Capitalisation Shares linked thereto may not be sold or transferred by a Beneficiary (other than to the Trustees in the manner and on the basis as is expressly provided in clauses 22 or 26 or, if applicable, in terms of the Put and Call Option) or, subject to the provisions of the Security Agreement, in any way be mortgaged, pledged or otherwise encumbered, unless the Trustees have given their prior written consent thereto;

       14.4. any sale resulting from the acceptance of an Offer or the exercise of an Option may be cancelled in terms of clauses 20, 21 and 22;

       14.5. the voting rights attaching to all Scheme Shares sold to Beneficiaries in terms of this Scheme and all Capitalisation and Rights Shares linked thereto shall, at all times until such Shares are transferred to the Beneficiaries, be exercisable by the Trustees;

       14.6. on a winding-up of the Company, any proceeds payable to the holder of Scheme Shares shall be applied firstly in discharging any amount due by such Beneficiary to the Trustees.

15.    PAYMENT OF PURCHASE PRICE

       15.1. Unless the Trustees in their Discretion decide otherwise, the outstanding Purchase Price due on any Scheme Share which has been transferred to a Beneficiary shall bear interest in an amount equal to the dividends (if any) paid on such Share.

       15.2. If a Beneficiary who has taken transfer of his Scheme Shares becomes liable for any income or other tax by reason of his not being obliged to pay interest on the outstanding portion of the Purchase Price at all, or being obliged to pay only a low rate of interest, the Trustees may, in their Discretion, lend the Beneficiary the amount by which that income or other tax (as determined by them) exceeds any dividends received by him in respect of his Scheme Shares during that year and the amount so lent shall be deemed to form part of the outstanding balance of the Purchase Price payable by the Beneficiary for his Scheme Shares.

       15.3. To the extent that the dividends (if any) payable to a Beneficiary in respect of his Scheme Shares in any year exceed any taxation payable by him as contemplated in clause 15.2, such dividends shall be retained by the Trustees and be paid towards the reduction of interest accrued and the outstanding balance of the Purchase Price of the Beneficiary's Scheme Shares. The same provision shall apply to any money received pursuant to a Reduction of Capital.

       15.4. The Purchase Price of any Scheme Shares purchased pursuant to an acceptance of an Offer may be paid at any time after the Offer Date, provided that -

              15.4.1. such payment may not be effected before the lapse of the following respective periods (calculated from the Offer
                       Date):

                       15.4.1.1. 3 (three) years, and then only in respect of up
                                 to one-third of the total number of such Scheme Shares;


                       15.4.1.2. 4 (four) years, and then only in respect of up
                                 to two-thirds of the total number of such Scheme Shares; and


                       15.4.1.3. 5 (five) years in respect of more than two
                                 thirds of such Scheme Shares,

                       unless the Trustees, in their Discretion, allow earlier payment;

              15.4.2. the whole of the Purchase Price of the Scheme Shares (together with any amount lent to a Beneficiary pursuant to clause 15.2) shall be paid to the Trustees not later than 5 (five) years and 105 (one hundred and five) days after the Offer Date.

              The Trustees may not apply any payments made on account of the Purchase Price nor any amounts received pursuant to the provisions of clause 15.2 rateably towards payment of the Purchase Price of all Scheme Shares but shall, instead, appropriate all such payments and amounts towards the discharge in full of the debt owed by a Beneficiary in respect of each of the Scheme Shares.

       15.5. Subject to clause 15.4.1, a Beneficiary may pay the outstanding balance of the Purchase Price, or any portion thereof, before the due date for payment.

       15.6. Notwithstanding anything to the contrary herein contained (except for clause 20), on cessation of a Beneficiary's employment by the Group (the date of such cessation being the "Termination Date") the balance of the Purchase Price (together with any amount lent to a Beneficiary pursuant to clause 15.2) owing by that Beneficiary for any Scheme Shares acquired by him in terms of the Scheme shall, except to the extent that the Trustees otherwise decide, become due and payable, if cessation of employment was due to death or ill-health, 6 (six) months after the Termination Date, but otherwise on the Termination Date.

16.    OBLIGATIONS OF BENEFICIARIES VIS-A-VIS TRUSTEES

       Every Beneficiary shall, in addition to and without prejudice to any obligation imposed elsewhere in this Deed, whether express or implied -

       16.1. ensure that payment of the Purchase Price owing in respect of any Scheme Shares is punctually made on the due date; and

       16.2.  at all times strictly observe the provisions of this Deed.


17.    EFFECT OF PAYMENT OF FULL PURCHASE PRICE

       Upon a Beneficiary paying the Purchase Price of each Scheme Share purchased by him in full -

       17.1. such Scheme Share and all Capitalisation Shares linked thereto shall cease to be Scheme Shares and any burdens attaching to any such Shares in terms of this Deed shall cease to operate, but such Shares shall be subject to the pre-emption provisions set out in
              Part V (and, if applicable, the provisions set out in the Put and Call Options in Part VI) of the Schedule;

       17.2. the Trustees shall, if this has not been done before, forthwith cause such Share to be transferred to the Beneficiary (that is, registered in the name of the Beneficiary) against payment of the stamp and/or transfer duty, if any, payable in respect of the transfer thereof;

       17.3. the Company shall forthwith, if the Shares of the Company are then listed on a SE, apply for a listing of such Share if, for any reason, a listing in respect thereof will not already have been granted.

18.    GRANT, EXERCISE AND LAPSE OF OPTIONS

       18.1. An Option granted to, or for the benefit of, an Employee under this Scheme -

              18.1.1. shall be offered in writing by the Trustees to the Employee (or, to the Employees' Trust, for the benefit of the Employee) in the form prescribed by the Trustees in their Discretion. Such award shall specify, inter alia, the number of Scheme Shares to which the Option relates, the Option Date and the price at which the Option may be exercised, which shall be the Market Value of the Scheme Shares to which the Option relates on the Option Date ("Exercise Price");

              18.1.2. shall be accepted in writing, in such form as the Trustees may stipulate, and be delivered to the Trustees within 14 (fourteen) days after the date of the written notification referred to in clause 18.1.1, failing which it shall lapse. The acceptance shall specify an address for the purpose of clause 31;

              18.1.3. may be accepted in respect of the whole or any such lesser number of the number of Scheme Shares to which the Option relates, as the Employee may elect;

              18.1.4. shall, on acceptance, be accompanied by a duly executed Security Agreement and also by a duly executed Put and Call Option.

       18.2. A Beneficiary shall exercise an Option by written notice to the Trustees specifying the exercise date as well as the number of Scheme Shares in respect of which the Option is being exercised. An Option may be exercised at any time after it has been granted and may be exercised from time to time in respect of all or any of the Scheme Shares to which the Option relates, but not after it has lapsed in terms of clause 18.3. When an Option is exercised, the Trustees and the Beneficiary may agree that the resulting contract be implemented in the manner provided for in the proviso to clause 14.1, ie. that the Scheme Shares are not registered in the name of the Beneficiary on exercise of the Option, but that such registration occurs only when the Exercise Price thereof has been paid in full. Notwithstanding the date upon which an Option is exercised, in whole or part, the implementation of the resulting contract (involving the payment of the Exercise Price against registration of transfer of the Scheme Shares in the name of the Beneficiary) may not take place -

              18.2.1. in respect of any Scheme Shares until the third anniversary of the Option Date;

              18.2.2. between the third and fourth anniversaries of the Option Date, in respect of more than one-third of the total number of Scheme Shares subject to the Option;

              18.2.3. between the fourth and fifth anniversaries of the Option Date, in respect of such number of Scheme Shares as constitutes, together with any Scheme Shares in respect of which the Option was exercised and the resulting contract has been implemented in terms of clause 18.2.2, more than two-thirds of the total number of Scheme Shares subject to the Option; and

              18.2.4. in respect of any balance of the total number of Scheme Shares subject to the Option, until after the fifth anniversary of the Option Date,

              unless the Trustees, in their Discretion, allow earlier implementation.

       18.3.  An Option shall lapse -

              18.3.1. to the extent that it is not exercised before the expiry of 5 (five) years and 105 (one hundred and five) days from the Option Date; or

              18.3.2. if the Beneficiary ceases to be an Employee for any reason other than his death, retirement through ill-health, disability, retrenchment or redundancy or having reached the Group's normal retirement age or for any other reason that the Trustees in their Discretion consider valid; or

              18.3.3. if the interest of a Beneficiary in an Option is attached under any circumstances and the Trustees pass a resolution to that effect; or

              18.3.4.  in accordance with clause 18.4.

       18.4. If, while any portion of a Beneficiary's Option remains unexercised, he ceases to be an Employee by reason of his death, retirement through ill health, disability, redundancy, retrenchment or having reached the normal Group retirement age or for any other reason that the Trustees, in their Discretion consider valid (so that his Option does not lapse in terms of clause 18.3.2), the Beneficiary or the Executor of his estate, as the case may be, may within 60 (sixty) days of the termination date exercise any unexercised portion of the Option. Such exercise shall be accompanied by payment of the Exercise Price of the Scheme Shares subject thereto and upon such payment being received by the Trustees, the Scheme Shares in question shall be delivered and released to the Beneficiary or his Executor, as the case may be. To the extent that the Option is not then exercised it shall lapse.

19.    EFFECT OF SALE OF SCHEME SHARES

       19.1. For the purposes of this Deed, a sale in respect of any Scheme Shares sold to a Beneficiary arising from the exercise of an Option or the acceptance of an Offer shall be implemented by the registration of transfer by the Trustees of the Scheme Shares in the name of the Beneficiary and the payment by the Beneficiary to the Trustees of the Purchase Price or Exercise Price, as the case may be (collectively, the "Acquisition Price").

       19.2. On implementation of a sale as set out in clause 19.1, the risk in and benefit to the Scheme Shares shall, subject to clause 19.3, pass to the Beneficiary.

       19.3. If, after exercise of an Option or acceptance of an Offer, but before the implementation of the sale arising from such exercise or acceptance, there should occur -

              19.3.1. a Capitalisation Issue or a Reduction of Capital pursuant to which assets are distributed to shareholders, a Beneficiary shall, in respect of the Scheme Shares purchased by him, participate therein; and

              19.3.2. a Rights Issue, the Beneficiary shall, by written notice to the Trustees, be entitled to participate therein in respect of the Scheme Shares purchased by him and in such event the Beneficiary shall pay the relevant amount in terms of such Rights Issue, which amount the Trustees shall, if so requested by the Beneficiary, lend him on such terms as they, in their Discretion, determine.

20.    EFFECT OF CESSATION OF A BENEFICIARY'S EMPLOYMENT

       20.1. If a Beneficiary's Employment ceases by reason of his lawful dismissal by the company in the Group which employs him on the grounds of misconduct, or by reason of his resignation or notice given by him, any sale of Scheme Shares to him arising from the acceptance of an Offer or the exercise of an Option, shall, unless the Trustees in their Discretion decide otherwise and to the extent that such sale has not been implemented, be cancelled and the Beneficiary shall have no further rights hereunder. In such event, all amounts, other than interest, actually paid by a Beneficiary for Scheme Shares in respect of which the sale has not been implemented by the registration of transfer in the name of the Beneficiary of the Scheme Shares in question against payment thereof in full, shall be refunded to the Beneficiary. Where any Scheme Shares have been transferred to a Beneficiary without the Purchase Price thereof having been paid in full, such Shares shall immediately be retransferred to the Trustees and to the extent necessary such Beneficiary irrevocably authorises and empowers the Trustees to complete any instrument of share transfer or other document which may require completion in order to implement such re-transfer.

       20.2. The provisions of clauses 15.6, 18.3.2, 18.4 and 20.1 of this Deed and 6.1 of each Put and Call Option shall apply, mutatis mutandis, to the Employees' Trust in respect of Scheme Shares, Options, Offers and other rights to Shares held by the Employees' Trust for the benefit of an Employee whose Employment ceases.

21.    CANCELLATION OF SALE BY REASON OF NON-PAYMENT

       21.1. If any Acquisition Price (or any portion thereof) is not paid by the due date therefor, the Trustees shall be entitled to cancel the sale in terms of which those Scheme Shares were acquired by that Beneficiary and, thereupon - 21.1.1. the Beneficiary shall cease to have any interest in such Scheme Shares and in all Capitalisation Shares linked thereto;

              21.1.2. those Scheme Shares shall once again become Unreserved Shares and the Capitalisation Shares shall cease to be linked thereto and shall thereupon also become Unreserved Shares; and

              21.1.3. the Beneficiary shall be liable to the Trustees for all damages suffered in consequence thereof.

       21.2. Should the Beneficiary fail and/or refuse to comply with his obligations under clause 21.1, the Trustees are empowered and authorised (and the Beneficiary, by accepting an Offer or being granted an Option, similarly authorises the Trustees) to do all such things and sign all or any documents on behalf of that Beneficiary as may be necessary to give effect to the provisions of this Deed.

       21.3. The provisions of clause 21.2 shall, mutatis mutandis, apply in any other circumstances in which a Beneficiary or the Executor of his estate fails to make any payment to the Trustees when due, but without prejudice to any other rights which the Trustees may enjoy under this Deed or the laws of Jersey.

22.    CANCELLATION OF TRANSACTIONS AND REPURCHASE OF SCHEME SHARES

       The Trustees may, if they in their Discretion consider that the circumstances warrant such action and the Beneficiary agrees thereto -

       22.1. cancel any purchase of Scheme Shares resulting from the exercise by that Beneficiary of an Option or the acceptance by him of an Offer to the extent that the purchase of such Scheme Shares has not been implemented; and

       22.2. repurchase from that Beneficiary any Scheme Shares acquired by him in terms of the Scheme at a price not exceeding the Acquisition Price of such Scheme Shares,

       and where a transaction is so cancelled as aforesaid, the Trustees shall refund to the Beneficiary all amounts (other than interest) paid by him on account of the Acquisition Price of those Shares.

23.    RIGHTS ISSUES

       A Beneficiary shall be entitled to participate in any Rights Issue in respect of his Reserved Shares (including those which are the subject matter of an Option) and all Capitalisation Shares linked thereto, as if the Acquisition Price of those Scheme Shares was at the Record Date already paid in full. The provisions of this Deed shall apply, mutatis mutandis, to such Rights Issue Shares as if they were Scheme Shares. Until payment in full of the Acquisition Price of the Scheme Shares to which such Rights Issue or Capitalisation Shares attach and of the price of the Rights Issue Shares, such Rights Issue or Capitalisation Shares shall be deemed to be Scheme Shares and shall also be subject to the pre-emption provisions referred to in Part V of the Schedule, the Put and Call Option (if applicable) and to the provisions of the Security Agreement executed by such Beneficiary. If a Beneficiary elects not to participate in any Rights Issue, any letter of allocation arising from the Rights Issue may, if the Trustees so decide, be sold for the Beneficiary's benefit or acquired by the Trustees for a price equal to the Market Value of the rights on the day preceding the date of purchase (which shall be determined, in their discretion, by the Trustees or, if they so elect, by the Bankers) and the net proceeds, if any, of the sale shall be applied to reduce the Acquisition Price owing, or which may become owing, by the Beneficiary, provided that if the Beneficiary does not purchase (and implement the purchase of) the Scheme Shares in question, the amount so paid to the Trustees shall be forfeited to it.

24.    CAPITALISATION ISSUES AND REDUCTIONS OF CAPITAL IN SPECIE

       24.1. Subject to clauses 24.2 and 25, a Beneficiary shall participate in any Capitalisation Issue in respect of his Reserved Shares and all Capitalisation Shares linked thereto, as if the Acquisition Price of those Scheme Shares was, at the Record Date, already paid in full.

       24.2. No Beneficiary shall, in respect of any Scheme Shares for which the Acquisition Price has not been paid in full, be entitled to renounce his rights to any Capitalisation Shares issued in respect of those Scheme Shares or dispose thereof in any other way, and all such Capitalisation Shares shall -

              24.2.1. be allotted and issued subject to the restrictions and provisions of this Deed; and

              24.2.2. for so long as the Purchase Price of the Scheme Shares in respect of which they are issued is not paid in full or for so long as the Option for the Scheme Shares in respect of which they are issued has not been exercised and/or the Exercise Price of the Scheme Shares in respect of which they are issued has not been paid in full, be linked to the relevant Scheme Shares and shall, mutatis mutandis, be subject in all respects to the same restrictions and provisions as are attached to the Scheme Shares.

       24.3. If, on the Record Date of a Capitalisation Issue, the Trustees hold any Unreserved Shares, they shall, for purposes of the Scheme, participate in Capitalisation Issues in respect of the Unreserved Shares and any Capitalisation Shares accruing to the Trust shall, upon allotment and issue, become Scheme Shares.

       24.4. The provisions of clauses 24.2.2 and 24.3 of this Deed shall apply, mutatis mutandis, to any Shares or other assets received in respect of Scheme Shares on a Reduction of Capital.

                                PART V - GENERAL

25.    ADJUSTMENTS IN EVENT OF CERTAIN TRANSACTIONS AND LIQUIDATION OF THE
       COMPANY

       25.1. In the event of the Company splitting or consolidating its Shares, reorganising its share capital or making any distribution to shareholders other than cash dividends, the Trustees may, in their Discretion, make an adjustment to the number of Scheme Shares subject to Awards then outstanding, to any Purchase or Exercise Prices relating to Awards and to any other provisions relating to Awards affected by such change, provided that the Bankers (acting as experts, not as arbitrators) shall have confirmed in writing that in their opinion such adjustment is fair and reasonable. The Trustees may also make adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, schemes of arrangement, reconstructions, acquisitions, dispositions, repurchases or similar corporate transactions or any other event, if it is determined by the Trustees that adjustments are appropriate to avoid distortion in the operation of this Scheme, but no such adjustments other than those required by law may (without the Beneficiary's consent) adversely affect the rights of any Beneficiary under any Award previously granted.

       25.2. If the Company is placed in liquidation in circumstances other than as contemplated by clause 25.1 -

              25.2.1. the full amount owing in respect of a sale of Scheme Shares by each Beneficiary shall forthwith become due and payable, provided that the Trustees may, in their Discretion, release a Beneficiary from any balance owing by him to the Trustees;

              25.2.2. save as provided in clause 25.2.1 and for any rights to claim any payment which the Trustees may then have against the Company, the Trustees may resolve to terminate this Scheme as from the Date of Liquidation; and

              25.2.3. any Option which has not yet been exercised shall ipso facto lapse from the date of liquidation.

              For the purposes hereof "Date of Liquidation" means the date upon which any application or petition (whether provisional or final) for the liquidation or winding up of the Company was lodged at court.

26.    TAKEOVER OF COMPANY

       26.1. Should direct or indirect Control of the Company pass to a person or to 2 (two) or more persons acting in concert in whom Control did not vest before, then the Trustees shall within fourteen (14) days after such change of Control has become binding -

              26.1.1. resolve in their Discretion whether or not this Scheme shall continue in force; and

              26.1.2. advise the Beneficiaries of their decision in this regard.

              For the purpose of this clause 26 "Control" means beneficial ownership of more than 50% (fifty percent) of the combined voting power of the issued voting securities of the Company. It shall be in the Discretion of the Trustees to determine whether or not any form of reconstruction or amalgamation of the Company in terms of the laws applicable to it amounts to a change of control as envisaged in this clause 26.

       26.2. Notwithstanding anything to the contrary contained in this Scheme or in the terms upon which an Award was made to a Beneficiary, a Beneficiary shall, in the event of the Trustees resolving in terms of clause 26.1 that the Scheme shall not continue in force, be entitled to exercise all Options granted to him under this Scheme and to implement any sale resulting from any Offer made or Option exercised, within 30 (thirty) days after the date upon which the Trustees resolved to discontinue the Scheme and shall then sell to the Trustees (who shall buy) all Scheme Shares owned by him (including any Scheme Shares acquired by him under an Offer) -

              26.2.1. if the person who acquired Control of the Company is an associated undertaking (as defined in clause 26.4), either on the terms and conditions of the transaction pursuant to which the change of Control occurs in respect of the Company or for the Market Value of each Scheme Share on the date of such change, whichever is more favourable to a Beneficiary;

              26.2.2. in any circumstances other than that referred to in clause 26.2.1, on the terms and conditions of the transaction pursuant to which the change of Control occurs in respect of the Company, and to the extent necessary such a Beneficiary irrevocably authorises and empowers the Trustees to complete any instrument of share transfer or other document which may require completion in order to implement any such purchase and sale.

       26.3. The purchase price of the Scheme Shares purchased by the Trustees pursuant to clause 26.2 shall be paid -

              26.3.1. if a Beneficiary has any indebtedness outstanding to the Trust in respect of any of his Scheme Shares, pro tanto, to the Trust. If the amount of such outstanding indebtedness exceeds the amount of the purchase price, payment to the Trust of the whole of the purchase price shall operate as a complete discharge of the Beneficiary's obligations to the Trust under the Scheme;

              26.3.2. as to the balance, if any, to the Beneficiary in question.

       26.4. For the purposes of clause 26.2 an "associated undertaking" means -

              26.4.1. an undertaking in which any person who directly or indirectly beneficially owns 25% (twenty-five percent) or more of the combined voting power of the issued voting securities of the Company ("an owner"), directly or indirectly-

                       26.4.1.1. owns more than 50% (fifty percent) of the
                                 combined voting power of the issued voting securities thereof; or

                       26.4.1.2. has the power to appoint more than half of the
                                 members of the board thereof; or

                       26.4.1.3. has the right to manage the affairs thereof;

              26.4.2. an undertaking which directly or indirectly has in or over an owner the rights or powers listed in clause 26.4.1.

       26.5. To the extent that a Beneficiary fails to exercise an Option or complete a sale as set out in clause 26.2, the right to do so shall lapse.

       26.6. If the Trustees resolve in terms of clause 26.1 that the Scheme shall continue in force then a Beneficiary shall remain subject to all the terms and conditions of this Scheme, including, if applicable, the Put and Call Option.

27.    DISCLOSURE BY COMPANY IN ANNUAL FINANCIAL STATEMENTS

       The Company shall disclose in its annual financial statements such details regarding the Scheme as may be necessary in terms of any applicable accounting and/or SE requirements.

28.    AMENDMENTS OF SCHEME

       The Trustees may, with the approval of the Company, amend, add to and/or delete any of the provisions of this Scheme, provided that no such amendment, addition or deletion shall affect the rights of any Beneficiary in respect of any existing Offers made or Options granted to such Beneficiary, except with the consent of such Beneficiary, and provided further that no such amendment, addition or deletion shall be such as to jeopardise any approval of the Scheme whilst the proper law remains that of Jersey.

29.    DISPUTES

       Any dispute arising under or in respect of this Scheme shall be referred to the decision of the Bankers, acting as experts and not as arbitrators, whose decision thereon shall be final and binding on the parties to the dispute.

30.    ADDRESSES

       30.1. The parties choose, for all purposes under this Deed, whether in respect of court process, notices or other documents or communications of whatsoever nature (including the exercise of any Option), the following addresses:

              30.1.1. The Company : The registered address of the Company from time to time;

              30.1.2. The Trustees : The registered address of the Company from time to time;

              30.1.3.  A Beneficiary : The address appointed in terms of clause
                       13.3.2 or clause 18.1.2, as the case may be.

       30.2. Any person appointed as a Trustee in the place of any of the first Trustees or any successor shall select an address for the purpose of this clause 30.

       30.3. Any notice or communication required or permitted to be given in terms of this Deed shall be valid and effective only if in writing (which shall include a telefax).

       30.4. The Company, a Trustee or a Beneficiary may by notice to any other party (except that a Beneficiary is not obliged to notify other Beneficiaries) change its address to another address, provided that the change shall become effective on the seventh day after the receipt of the notice by the addressee.

       30.5. Any notice to a party contained in a correctly addressed envelope, and

              30.5.1. sent by prepaid registered post to it at its appointed address; or

              30.5.2. delivered by hand to a responsible person during ordinary business hours at its appointed address shall be deemed to have been received, in the case of clause 30.5.1, on the tenth business day after posting (unless the contrary is proved) and, in the case of clause 30.5.2, on the day of delivery.

       30.6. Notwithstanding anything to the contrary herein contained, a written notice or communication actually received by a party shall be an adequate written notice or communication to it notwithstanding that it was not sent to or delivered at its chosen address.

31.    ISSUES OF SHARES TO ANY PERSON

       The Company shall be entitled at any time to issue new Shares to any person, on such terms and conditions as the Company may determine. None of the Beneficiaries (nor their representatives or their successor-in-title) shall have any action of whatsoever nature (including an action based on an alleged oppression or fraud on minority shareholders) arising from any such issue of Shares to any person.

32.    DETERMINATION OF MARKET VALUE OF SCHEME SHARES

       32.1. The Market Value of a Scheme Share on any date before 31 March 1999 shall be determined by the Company. The Market Value of a Scheme Share shall thereafter be determined annually by the Bankers and in doing so the Bankers shall value each Scheme Share as a direct proportion of the value of the whole of the issued Share capital of the Company, assuming a sale of the whole of the Company to a single buyer. All the information which shall be made available to a willing buyer and a willing seller in these circumstances shall therefore be made available to the Bankers. In determining the Market Value of a Scheme Share the Bankers shall act as experts and not as arbitrators and their decision shall be final and binding on the Company, the Trustees and all Beneficiaries.

       32.2. For the purposes of the annual determination of the Market Value of the Scheme Shares, the Bankers shall within thirty (30) days after the completion in each Year of the annual financial statements of the Company provide the board of directors of the Company and the Trustees with a signed certificate setting out the Market Value of each Scheme Share, which value shall hold good until the next determination thereof by the Bankers.

       32.3. If the Shares are listed on a SE, the manner of determining the Market Value set out in clauses 32.1 and 32.2 shall, if the Trustees in their Discretion so determine, not apply, and the Market Value of a Scheme Share at any date shall be equivalent to the middle market price of a listed Share of the same class as the Scheme Shares on the immediately preceding trading day as determined by the Trustees.

       32.4. If the listing as aforesaid of the Shares is at any time suspended, then the manner of determining the Market Value shall revert, for the duration of the suspension, to that set out in clauses 32.1 and 32.2. Notwithstanding anything to the contrary in this Scheme, the effective date of the sale of any Scheme Shares purchased by the Trust during the period of any suspension of the listing of the Shares, shall be deemed to be the date on which such suspension is lifted or the date of the first determination of the Market Value of the Scheme Shares by the Bankers after the date of sale, whichever is earlier.

33.    EMPLOYMENT RIGHTS

       Neither the adoption of this Scheme, nor the making of Offers or granting of Options, shall confer upon any Employee any right to continued Employment with any Group company or affect in any way the right of any Group company to terminate an Employment relationship at any time. Except as specifically provided in this Scheme or by the Trustees, neither the Trustees nor any Group company shall be liable for the loss of existing or potential profit in Offers made or Options granted under this Scheme in the event of termination of an Employment relationship.

34.    PROPER LAW

       This Deed, the Scheme and all determinations made and related actions taken by the Trustees shall be governed by the laws of Jersey, Channel Islands, and shall be construed accordingly, notwithstanding the fact that one or more Trustees may from time to time be resident or domiciled elsewhere than in the Island of Jersey.

35.    CHANGE OF PROPER LAW

       The Trustees, with the consent of the Company, may, by instrument, declare that the proper law of the Scheme shall be the law of some other place in any part of the world under which the terms of the Scheme shall be capable of taking effect and such law shall thereupon become the proper law of the Scheme, but subject to the power conferred by this clause and until any further declaration be made under such power, provided always that so often as any such declaration shall be made, the Trustees shall be at liberty to make such consequential alterations or additions in or to the trusts, powers and provisions of the Scheme as the Trustees may consider necessary or desirable to ensure that the trusts, powers and provisions of the Scheme shall, mutatis mutandis, be as valid and effective as they are under the law of Jersey.

36.    ACTS OF THE COMPANY

       36.1. Any power, right or discretion conferred on the Company by this Deed shall, unless otherwise expressly provided herein, be exercisable by a resolution of its board of directors or of the renumeration committee of such board of directors or of a committee thereof appointed for the purposes of the Deed or by some person duly nominated in the manner aforesaid by the Company to exercise such powers and discretions. Any writing purporting to be a copy of a resolution of the board of directors or a committee thereof, signed by the chairman of the meeting, shall be sufficient evidence of the exercise of the power, right or discretion thereby involved to any person acting thereon in good faith and without negligence.

       36.2. The Company shall, in connection with the administration of the Scheme, do all things and give to the Trustees all information in its power or possession which shall reasonably be required by the Trustees.

SIGNED BY /s/ ALLAN M. ROSENZWEIG


for and on behalf of
MIH LIMITED



SIGNED BY /s/ DAVID WATERS



for and on behalf of
ERNST & YOUNG TRUSTEES LIMITED

                                    SCHEDULE

                                     PART 1

                 CESSATION OF OFFICE OF TRUSTEES AND SUCCESSION


1.     Appointment and Removal of Trustees

       1.1. The Company has the power of appointing, by instrument, new or additional Trustees of the Scheme.

       1.2.   The minimum number of Trustees shall be one.

       1.3. The Company may at any time by instrument remove a Trustee from office with immediate effect, whereupon the relevant Trustee shall execute such documents and do such things as may be necessary to give proper effect to such removal, it being provided that a purported removal under this paragraph 1.3 which would result in there being less than the minimum number of trustees of the Scheme shall have no effect.

       1.4. Acts or instruments done or executed for the proper vesting of the assets of the Trust in new or additional Trustees shall be done and executed by the continuing or retiring Trustee at the expense of the Company, provided always that in the event of the retirement or removal of any Trustee hereunder such outgoing Trustee shall be released from all claims, demands, actions, proceedings and accounts of any kind on the part of any person (whether in existence or not) actually or prospectively interested under this trust in all or any part of the assets of the Trust or under the trusts of the Scheme or in respect of any act or thing done or omitted in execution or purported execution of such trusts other than and except only actions -

              1.4.1. arising from any breach of trust in which such Trustee was a party or privy; or

              1.4.2. to recover from such Trustee trust property or the proceeds of trust property in the possession of such Trustee or previously received by such Trustee) and converted to his use.

2.     Resignation of Trustees

       2.1. Any Trustee may resign his appointment as Trustee by serving on the Company notice in writing to that effect and such resignation shall take effect on the expiry of 14 clear days after receipt by the Company of such notice or (if the result of the resignation becoming effective would but for this provision, be that there would be less than the minimum number of Trustees) on such later date when the resignation becoming effective would not have that result and the Trustee so resigning, the Company and the other Trustee(s) shall execute such documents and do such things as may be necessary to give proper effect to such resignation.

       2.2. Where a person for any reason ceases to hold office as a Trustee and such person or his personal representatives or (in the case of a corporate person) its liquidator, reasonably apprehends that it or they is/are or may be or become under any liability (including a contingent liability and a fiscal liability of any nature whatsoever arising in any part of the world) and -

              2.2.1. such liability has been incurred or may be incurred by that person or his personal representatives or its liquidator in consequence of that person having been a Trustee; and

              2.2.2. that person would have been entitled to be exonerated or discharged from liability or would have been reimbursed for the same by the Company if that liability had been discharged at a time when he was still a Trustee;

              the Company shall covenant to indemnify that person or his personal representatives or its liquidator against such liability.

       2.3. If for any reason the duty imposed on the Company to covenant as mentioned in paragraph 2.2 is unenforceable or otherwise invalid or ineffective or inapplicable or the Company refuses to comply with such duty, the Trustees shall nevertheless have power, if in their discretion they think fit, to covenant to indemnify any such person or his personal representatives or its liquidator out of the assets of the Trust against any such liability as aforesaid.

                                     PART II


                               POWERS OF TRUSTEES



1.     Trustees' Powers

       1.1. The Trustees shall, in relation to the assets of the Trust, have all the same powers as a natural person acting as the beneficial owner thereof and without prejudice thereto and to all statutory powers and immunities, shall have the powers and immunities set out herein without being limited by any specific powers set out herein, provided that the Trustees shall not exercise any of their powers so as to conflict with the beneficial provisions of the Scheme or to infringe any restrictions expressly imposed herein upon the exercise of any powers.

       1.2. In any case of doubt or dispute about the meaning and the effect of any word, phrase or provision in the Deed the same shall be referred for interpretation to the Trustees whose decision thereon shall be final and conclusive.

       1.3. The Trustees shall have and be entitled to exercise all powers, rights, authorities and discretions in connection with the Scheme which are required or proper to enable them to carry out any transaction, act, instrument or thing arising under or in connection with the Scheme. The consent or concurrence of the Employees or the Beneficiaries or any of them shall not be necessary in connection with the giving of any receipt or discharge or the making of any payment or the doing of any act or thing made or done in the exercise of their powers as Trustees or in connection with the Scheme, except as is expressly provided in the Deed. Persons dealing in good faith with the Trustees in relation to the Scheme shall not be entitled to, or be under any obligation to, enquire of the Trustees about the investment or application of monies paid or property transferred by them to the Trustees, but shall be completely exonerated by the Trustees' receipt.

       1.4. In the event of the Trustees being liable to or accountable for any tax imposed in any jurisdiction or other imposition of any kind referable to the assets of the Trust or any benefits payable under the Scheme or otherwise in connection with the Scheme, the Trustees shall be entitled to pay such tax or other imposition from the assets of the Trust notwithstanding that payment of the same would not be legally enforceable in the jurisdiction in which the assets of the Trust are for the time being situated.

2.     Decisions and Meetings of the Trustees

       2.1. The Trustees may make whatever arrangements and regulations they consider appropriate for the making and recording of their decisions and for the holding of, convening of and procedure at, meetings of the Trustees.

       2.2. Without prejudice to paragraph 2.1, every decision, resolution or exercise of a power or direction required to be, or capable of being made, by the Trustees shall be validly made if so made by a majority in number of the Trustees and any instrument executed in pursuance of any such decision, resolution or exercise shall have binding legal effect (as if executed by all the Trustees) if it is executed by a majority in number of the Trustees. However, this provision shall not render a Trustee liable for any act or thing done or omitted without his consent.

3.     Professional Advice

       The Trustees may in relation to the Scheme rely on the advice or opinion (whether or not obtained by them) of any accountant, actuary, broker, lawyer, medical practitioner, or other professional person, including a firm or company of pension consultants which the Trustees believe to be of good repute and shall not be responsible for any loss to the assets of the Trust occasioned as a result of acting in accordance with such advice or opinion. The cost of obtaining such advice or opinion (to the extent that it is not otherwise paid) shall form part of the expenses of the Scheme.

4.     Delegation by Trustees

       The Trustees shall have and may exercise the following powers in addition to all other powers vested in them by the Deed and by law, namely:

       4.1. power to delegate to any person or body of persons which the Trustees believe to be of good repute (whether or not that person or one of those persons is one of the Trustees) such of their powers, duties, authorities and discretions over investments as they may deem expedient for the convenient administration of the Scheme;

       4.2. power from time to time to authorise (in writing) such persons as they think fit to draw cheques on any banking account of the Scheme or to endorse any cheque or to give receipts and discharges and so that any such receipt or discharge shall be as valid and effective as if it were given by the Trustees and so that the provision of a written authority of the Trustees shall be a sufficient protection to any person taking any such receipts or discharge or otherwise acting under or relying upon such authority;

       4.3. power to make arrangements generally for the administration of the Scheme as they think fit and, in particular, to employ such agents and staff, including a secretary, to transact any business of the Scheme, including signing certificates and making and receiving payments and granting receipts and discharges, but subject always to the directions and instructions of the Trustees and to such regulations as the Trustees may make from time to time for the purpose of his duties. The remuneration of such person or persons shall be part of the expenses of the Scheme incurred by the Trustees for its proper administration.

5.     Trustees' Right to Charge

       5.1. A Trustee who is an individual engaged in a profession or business may charge and be paid all reasonable professional and other charges for business done, time spent and services rendered by him or his firm in connection with the trusts and powers hereof, both for acting as such professional adviser and for acting as Trustee hereof. Such payment will be over and above his out of pocket expenses (which will be reimbursed to the Trustee) and will be made irrespective of whether the services are such as would normally be undertaken by a professional adviser or otherwise.

       5.2. Any Trustee which is a company shall be entitled to charge and be paid out of the Trust fund and/or the income thereof, such remuneration as may from time to time be agreed between it and the Company. However, in default of such agreement, the Trustee shall be paid in accordance with its scale of fees from time to time in force.

6.     Expenses

       The Company shall be responsible for the expenses and remuneration incurred by the Trustees in the administration of the Scheme. In the event that part or all of such expenses or remuneration is not paid, the Trustees shall recover such expenses or remuneration (as the case may be) from the assets of the Trust.

7.     Specific Powers

       The Trustees have the following specific powers, apart from such other powers as may be conferred upon them by law or elsewhere in this Deed (whether expressed or implied), but subject always to the provisions of this Deed, namely:

       7.1. to acquire, for the purpose of the Scheme, Shares either by original subscription or purchase, and upon such terms as they in their Discretion may deem fit;

       7.2. to invest the surplus monies of the Trust in such investments, on such terms and in such manner as they in their Discretion may determine;

       7.3. to realise any such investment and to re-invest the proceeds in the manner aforesaid;

       7.4. to borrow or raise monies from the Company and/or any other person for the purposes of the Scheme, on such terms as they in their Discretion may deem fit;

       7.5. subject to any applicable Statutes, to open and operate banking and building society accounts of all descriptions;

       7.6. to draw, accept, make or endorse cheques, bills of exchange or promissory notes for and on behalf of the Trust;

       7.7. to exercise all rights conferred by Shares and other assets of the Trust, including voting rights, rights of conversion, rights to take up further allotments (by way of Capitalisation or Rights Issues) of Shares and the like, as they in their Discretion may deem fit;

       7.8. to make loans to any person, whether interest-bearing or otherwise and whether secured or unsecured, for any purpose considered by the Trustees in their Discretion to be in the interests of the Trust and the Beneficiaries;

       7.9. to exercise such further rights, powers and authorities as may from time to time be conferred upon them by the Company;

       7.10. to form a trust or trusts, and settle the terms and provisions of such trust/s, for the benefit of Employees, and their respective spouses, descendants, dependants and/or nominees, who may benefit or may have benefitted under the Scheme.

8.     Capacity and Locus Standi

       Without prejudice to the above, the Trustees shall have:

       8.1. full capacity to contract in their capacities as such, subject always to such limitations, if any, as may be imposed by this Deed, provided that they will under no circumstances be personally liable on any such contract;

       8.2. locus standi in judicio and be capable of bringing, defending, opposing, withdrawing, settling and/or otherwise acting in connection with any proceedings whatsoever in or before any court, or in any arbitration, or before any other forum, provided that all costs reasonably incurred by them in that regard shall be for the account of the Trust.


                                    PART III


                               DUTIES OF TRUSTEES


These are the duties referred to in clause 6 of this Deed.
The Trustees, in addition to any other duty imposed by this Deed, whether express or implied, shall -

1. make Offers or grant Options to Employees in terms of clause 12 of the Deed;

2. procure that all Reserved Shares and Capitalisation Shares remain registered in the names of the Trustees or their nominee and ensure that they remain so registered until they are transferred to Beneficiaries;

3. procure that all circulars, letters and other documents issued to shareholders of the Company in any Rights Issue are issued to Beneficiaries as well;

4. cause to be transferred to a Beneficiary upon his complying with his obligations in terms of any contract resulting from the acceptance of an Offer or the exercise of an Option, the Scheme Shares acquired by him, which shall cease to be Reserved Shares, and all Capitalisation Shares linked thereto, which shall, however, be subject to the pre-emption provisions set out in part V of the Schedule and, if applicable, to the Put and Call Option;

5. ensure that a Beneficiary shall, as a precondition to Scheme Shares being transferred to him or the acceptance of an Option, execute a security agreement in favour of the Trustees to give a security interest over all Scheme Shares held by the Beneficiary from time to time including any Capitalisation Shares and any Rights Issue Shares acquired by that Beneficiary on account of his holding of Scheme Shares or an Option pursuant to the terms of the laws of the British Virgin Islands . The security agreement shall serve as security for the due -

       5.1. payment by a Beneficiary of all amounts owing by the Beneficiary to the Trustees pursuant to the provisions of the Scheme; and

       5.2. fulfilment by the Beneficiary of all the Beneficiary's obligations to the Trustees under the Deed and, in particular, the Put and Call Option (if applicable);

6. pay over to the Company all surplus funds (after discharging liabilities) held by the Trustees from time to time, which the Trustees in their Discretion consider will not immediately be required by them for the purpose of the Scheme;

7. cause proper records and books of account to be kept of the business and affairs of the Trust and their administration thereof, which records and books shall be in the custody of the Company on behalf of the Trustees;

8. cause to be prepared and audited, as soon as possible after the end of each Year:

       8.1.   a balance sheet and income statement;

       8.2. such further accounts, if any, of the Trust as the Trustees may, in their Discretion, deem fit;

9. as soon as possible after the completion of such balance sheet and accounts referred to in 8 above, deliver to the Company 3 (three) copies thereof, duly signed by the Trustees.


                                     PART IV


                TRUSTEES' PRIVILEGES, EXEMPTIONS AND INDEMNITIES


1.     TRUSTEES' INDEMNITIES

       1.1. No Trustee shall be responsible, chargeable or liable in any manner whatsoever for or in respect of any loss of or any depreciation or default upon any of the investments, securities, stocks or bank or other deposits in or upon which the monies and property comprising the assets of the Trust or any part thereof may at any time be invested or deposited pursuant to the provisions hereof or for any delay which may occur from whatever cause in the investment of any monies from the assets of the Trust or for the safety of any securities or documents of title deposited by the Trustees for safe custody.

       1.2. No Trustee shall as trustee of the Scheme or in respect of the exercise of the rights or powers hereunder incur any personal responsibility or be liable for anything whatsoever except for breach of trust arising from his own fraud, wilful misconduct or gross negligence and (except only in such case) the Trustees shall be entitled to be indemnified out of the assets of the Trust, in priority to any payment to or in respect of the Beneficiaries, against all liabilities and expenses incurred by them in the execution or purported execution of the powers, trusts, authorities and discretions vested in the Trustees by the Deed and against all proceedings, costs, charges, expenses, claims and payments in respect of any matter or thing done or omitted in any way relating to the Scheme or relating to or arising out of the Deed. The Trustees may retain and pay out of the assets of the Trust the amount of any such liabilities and expenses and of any monies payable to them under the foregoing indemnity and the Trustees shall have a prior lien on the assets of the Trust for all monies payable to them under this paragraph 1.

       1.3. The Trustees shall not be bound by, or be required to interfere in, the management or conduct of the Company, but so long as there is no notice of any act of dishonesty or misappropriation of monies on the part of the person or persons (including the managing or general partner in the case of a partnership) having the management of the business of the Company, the Trustees may leave the conduct of such business wholly to such person or persons and shall not be liable for any act or default of such person or persons.

       1.4. Nothing contained in this paragraph 1 or elsewhere in this Deed shall relieve a remunerated Trustee or a professional nominee company from any liability arising out of its or his own breach of trust or negligence. Nor shall anything so contained relieve any other corporate body, officer or person from liability in respect of negligence in the performance of any duties on behalf of the Scheme for which it or he is remunerated.

2.     A Trustee shall not -

       2.1. be obliged to furnish any security to any applicable authority or to any other officer or official for the performance of his duties in terms hereof, whether in terms of the Statutes or otherwise;

       2.2. be disqualified from (but only if a prior full disclosure has been made to the other Trustees)

              2.2.1. acting as adviser, agent, broker or attorney to or
                     contracting with the Trustees;

              2.2.2. obtaining any remuneration in respect of his services in any capacity referred to in 2.2.1 above.

                                     PART V


                              RIGHTS OF PRE-EMPTION


1. The provisions of this part V apply to any person or trust, including the Employees' Trust ("Covenantor") who or which acquires Shares in the Company pursuant to the Scheme, whether or not he is an Employee, but shall be subject to the provisions of Part VI (to the extent that the latter apply to a Covenantor).

2. For so long as this Schedule applies to a Covenantor, he will not sell or otherwise dispose of or transfer any Shares owned by him, except as set out in 3 below.

3. Each Covenantor undertakes that if at any time he intends to sell or otherwise dispose of or transfer any Shares owned by him he shall serve a written notice on the Trustees (and, if the Covenantor wishes to sell such Shares to a specified third party purchaser (who shall be a bona fide purchaser) attach a copy of a written offer from that purchaser to purchase the Shares) in terms of which the Covenantor shall offer to sell the Shares to the Trustees at the same price as that offered by the third party purchaser or the Market Value of the Shares on the day preceding the date of the offer, whichever is the higher, and the Trustees shall be entitled to accept the offer (by written notice to the Beneficiary) before the expiry of seven days after the date of the offer.

4. If any Shares are purchased in terms of 3 above, the purchase price shall be payable against delivery of the Shares in transferable form not later than 7 (seven) days after the date of purchase. The cost of transfer shall be paid by the Trustees.

5. If the Trustees do not accept an offer made in terms of 3 above in respect of all of the Shares offered, the Beneficiary may, within 10
       (ten) trading days after the expiry of the offer, sell the Shares to a bona fide third party or, if applicable, accept the offer from the purchaser referred to in such offer.

                                     PART VI


                               PUT AND CALL OPTION

                                  (OFFERS ONLY)


If you wish to participate in the scheme by way of a share offer this document must be completed and returned together with the acceptance form and the security agreement.



THIS AGREEMENT is made the         day of       199[ ]       between       ("the
Beneficiary") AND [                            ], trustees of the MIH Limited
Share Trust ("the Trustees")

pursuant to which and in consideration of the mutual covenants contained herein the Beneficiary and the Trustees agree that:

1. terms used in this Agreement shall, unless the context otherwise required, have the meanings ascribed to them in the Deed constituting the MIH Limited Share Trust ("the Scheme");

2. the Beneficiary shall not sell, transfer or otherwise dispose of any of his Scheme Shares, nor shall he pledge, hypothecate or otherwise encumber such scheme shares, except as set out in the Security Agreement, clauses 22 and 26.2 of the Scheme and in this Agreement;

3. the Beneficiary hereby grants the Trustees an option (the "Call Option") to purchase the Scheme Shares acquired by the Beneficiary pursuant to the Offer dated _______________________ 199_ in accordance with the terms set out in this Agreement;

4. the Trustees hereby grant the Beneficiary an option (the "Put Option") to require that the Trustees purchase the Scheme Shares acquired by the Beneficiary pursuant to the Offer dated _________________________ 199_ in accordance with the terms and conditions set out in this Agreement;

5. the Put Option may, subject to 11 below, be exercised by the Beneficiary in respect of any Scheme Shares for which the full Purchase Price has been paid. Where a Put Option is exercised, the purchase price payable by the Trustees for the Scheme Shares which are the subject of the Put Option ("Put Shares") shall be the Market Value thereof as at the date on which the Put Option is exercised;

6. the Call Option may, subject to 7, 8 and 10.2 below, be exercised by the Trustees following the occurrence of any of the following events:

       6.1. subject to clause 20.2 of the Scheme, the Beneficiary ceasing to be an Employee for any reason whatever, or

       6.2. the non-payment by the Beneficiary of any amounts which are due and owing to the Trustees pursuant to the Scheme;

       6.3. the Beneficiary entering into an arrangement with his creditors or being declared bankrupt; or

       6.4. a resolution of the Trustees to terminate the Scheme in consequence of a determination by the Trustees that there has been a change of control in respect of the Company as is referred to in clause 26 of the Scheme;

7. subject to 9 below, where the Call Option is exercised in respect of Scheme Shares of which the full Purchase Price has not been paid and such Call Option has become exercisable, other than by reason of the cessation of employment of the Beneficiary by reason of his death, retirement through ill health, disability, having reached the normal group retirement age or any other reason approved by the Trustees, in their discretion, in respect of the Beneficiary in question, the purchase price per Scheme Share at which the Call Option shall be exercised shall be an amount equal to the lower of the Market Value thereof on the Offer Date and on the date of exercise;

8. where the Call Option is exercised in respect of Scheme Shares for which the full Purchase Price has been paid or where the Call Option is exercised in respect of Scheme Shares for which the full Purchase Price has not been paid and the Call Option has become exercisable by reason of the cessation of employment of the Beneficiary by reason of his death, retirement through ill health, disability, having reached the normal group retirement age or any other reason approved by the Trustees, in their discretion, in respect of the Beneficiary in question, the purchase price payable by the Trustees to the Beneficiary shall be the Market Value of the Scheme Shares on the date of exercise;

9. where the Call Option has become exercisable following the Trustees' resolution to terminate the Scheme in consequence of a change of control as referred to in 6 above, the exercise of the Call Option shall take place on the 31st day following such resolution without further notice to the Beneficiary and the price to be paid by the Trustees for the Scheme Shares shall be the price determined in accordance with clause 26 of the Scheme and not the price determined in accordance with 7 or 8 above of this Agreement;

10. in addition to the Scheme Shares referred to in 3 above, this Agreement shall apply to:-

       10.1. Capitalisation Shares acquired by the Beneficiary by reason of the holding of the Scheme Shares to which this Agreement relates as though those Capitalisation Shares had been acquired at the same time as the Scheme Shares and formed part of the original holding to which this Agreement relates;

       10.2. Rights Issue Shares acquired by the Beneficiary pursuant to clause 23 of the Scheme. Notwithstanding anything to the contrary in the Scheme or in this Agreement, where a Call Option is exercised in respect of Rights Issue Shares the purchase price payable by the Trustees to a Beneficiary shall be the Market Value of such Rights Issue Shares on the date of exercise;

11. the purchase price of the Scheme Shares purchased pursuant to this Call Option shall be paid:-

       11.1. if the Beneficiary has any indebtedness to the Trustees pursuant to or arising from the Scheme, pro tanto, to the Trustees. If the amount of such indebtedness exceeds the amount of the purchase price for such Scheme Shares, payment to the Trustees of the whole of the purchase price shall operate as a complete discharge of the Beneficiary's indebtedness to the Trustees;

       11.2.  as to the balance, if any, to the Beneficiary.

       The Trustees shall pay the purchase price as aforesaid within 14 (fourteen) days after the date of exercise against delivery of such Scheme Shares to the Trustees in transferable form;

12. the Beneficiary irrevocably empowers and authorises the Trustees or any agent of the Trustees, to do all such things and to sign all such documents on the Beneficiary's behalf, as may be necessary to give effect to this Agreement;

13. notwithstanding anything to the contrary in this Agreement or in the Scheme, if at any time the Shares are publicly traded on a SE, then this Agreement shall cease to have any force or effect in respect of all Scheme Shares for which the Purchase Price has been paid in full and neither the Beneficiary nor the Trustees shall have any rights or obligations hereunder in respect of such Scheme Shares. In such circumstances the Beneficiary shall be entitled to deal with such Scheme Shares without restriction, except such restrictions as are contained in the rest of the Deed;

14. this Agreement shall be governed by the laws of Jersey, Channel Islands and shall be construed accordingly and the Beneficiary hereby submits to the non-exclusive jurisdiction of the courts of Jersey in connection herewith.


Signed by the Beneficiary
                         ----------------------


Signed on behalf of the Trustees
                                ------------------------

                                    PART VII


                               PUT AND CALL OPTION

                                 (OPTIONS ONLY)


If you wish to participate in the scheme by way of an option this document must be completed and returned together with the acceptance form and the security agreement.



THIS AGREEMENT is made the      day      of           199[ ] between       ("the
Beneficiary") AND [                            ], Trustees of the MIH Limited
Share Trust ("the Trustees")

pursuant to which and in consideration of the mutual covenants contained herein the Beneficiary and the Trustees agree that:

1. terms used in this Agreement shall, unless the context otherwise requires, have the meanings ascribed to them in the Deed constituting the MIH Limited Share Trust ("the Scheme");

2. the Beneficiary shall not sell, transfer or otherwise dispose of any of his Scheme Shares, nor shall he pledge, hypothecate or otherwise encumber such Scheme Shares, except as set out in the Security Agreement, clauses 22 and 26.2 of the Scheme and in this Agreement;

3. the Trustees hereby grant the Beneficiary an option (the "Put Option") to require that the Trustees purchase the Scheme Shares registered in the name of the Beneficiary pursuant to the Option granted on the Option Date in accordance with the terms and conditions set out in this Agreement;

4. where a Put Option is exercised, the purchase price payable by the Trustees for the Scheme Shares which are the subject of the Put Option ("Put Shares") shall be the Market Value thereof as at the date on which the Put Option is exercised;

5. the Beneficiary hereby grants the Trustees an option (the "Call Option") to purchase the Scheme Shares acquired by the Beneficiary pursuant to the Option granted on the

       Option Date in accordance with the terms set out in this Agreement;

6. the Call Option may be exercised by the Trustees following the occurrence of any of the following events:

       6.1. subject to clause 20.2 of the Scheme, the Beneficiary ceasing to be an Employee for any reason whatever;

       6.2. the non-payment by the Beneficiary of any amounts which are due and owing to the Trustees pursuant to this Scheme;

       6.3. the Beneficiary entering into an arrangement with his creditors or being declared bankrupt; or

       6.4. a resolution of the Trustees to terminate this Scheme in consequence of a determination by the Trustees that there has been a change of control in respect of the Company as is referred to in clause 26 of this Scheme;

7. subject to 8 below, the purchase price per Scheme Share at which the Call Option shall be exercised shall be an amount equal to the Market Value thereof, on the date of exercise of the Call Option;

8. where the Call Option has become exercisable following the Trustees' resolution to terminate the Scheme in consequence of a change of control as referred to in 6.4 above, the exercise of the Call Option shall take place on the 31st day following such resolution without further notice to the Beneficiary and the price to be paid by the Trustees for the Scheme Shares shall be the price determined in accordance with clause 26 of the Scheme and not the price determined in accordance with 7 above of this Agreement;

9. in addition to the Scheme Shares referred to in 2 above, this Agreement shall apply to:-

       9.1. Capitalisation Shares acquired by the Beneficiary by reason of the holding of the Scheme Shares to which this Agreement relates as though those Capitalisation Shares had been acquired at the same time as the Scheme Shares and formed part of the original holding to which this Agreement relates;

       9.2. Rights Issue Shares acquired by the Beneficiary pursuant to clause 23 of the Scheme. Notwithstanding anything to the contrary in the Scheme or in this Agreement, where a Call Option is exercised in respect of Rights Issue Shares the purchase price payable by the Trustees to a Beneficiary shall be the Market Value of such Rights Issue Shares on the date of exercise;

10. the purchase price of the Scheme Shares purchased pursuant to this Call Option shall be paid:-

       10.1. if the Beneficiary has any indebtedness to the Trustees pursuant to or arising from the Scheme, pro tanto, to the Trustees. If the amount of such indebtedness exceeds the amount of the purchase price for such Scheme Shares, payment to the Trustees of the whole of the purchase price shall operate as a complete discharge of the Beneficiary's indebtedness to the Trustees;

       10.2.  as to the balance, if any, to the Beneficiary.

       The Trustees shall pay the purchase price as aforesaid within 14 (fourteen) days after the date of exercise against delivery of such Scheme Shares to the Trustees in transferable form;

11. the Beneficiary irrevocably empowers and authorises the Trustees or any agent of the Trustees, to do all such things and to sign all such documents on the Beneficiary's behalf, as may be necessary to give effect to this Agreement;

12. notwithstanding anything to the contrary in this Agreement or in the Scheme, if at any time the Shares become publicly traded on a SE, then the Put Option shall fall away and the provisions relating thereto shall cease to have any force or effect. Thereafter, neither party shall be bound by the provisions of this Agreement and the Beneficiary shall be entitled to deal with Scheme Shares which are registered in his name without restriction, except such restrictions as are contained in the rest of the Deed;

13. this Agreement shall be governed by the laws of Jersey, Channel Islands and shall be construed accordingly and the Beneficiary hereby submits to the non-exclusive jurisdiction of the courts of Jersey in connection herewith.





Signed by the Beneficiary
                         ----------------------





                        Signed on behalf of the Trustees
                                                        ------------------------

                                    PART VIII


                                DEED OF ADHERENCE





To:    MIH Limited

       Ernst & Young Trustees Limited








Dear Sirs





Deed constituting the MIH Limited Share Trust (the "Deed")

1. It is recorded that the Covenantor is a Subsidiary of MIH Ltd and that one or more of the Covenantor's Employees will become Beneficiaries under the Scheme.

2. The Covenantor hereby confirms that it has been supplied with a copy of the Deed and hereby undertakes to each of the parties to the Deed, that it shall observe, perform and be bound by the terms and conditions of the Deed and all documents expressed to be supplementary or ancillary thereto as if references therein to a Subsidiary were references also to the Covenantor.

3. The Covenantor confirms that its initial details for the purposes of clause 30 of the Deed are as follows:


[insert name, address and fax number].

4. Capitalised terms in this Deed of Adherence have the same meanings as in the Deed.





Yours faithfully





------------------------
For and on behalf of


[insert name of Subsidiary]